MFS(R) EMERGING MARKETS EQUITY FUND

                        MFS(R) INTERNATIONAL GROWTH FUND

                         MFS(R) INTERNATIONAL VALUE FUND


     Supplement to the Current Statement of Additional Information - Part I


The "Dealer Reallowances" section of Appendix C to Part I of the Fund's Statement of Additional Information is replaced in its entirety by the following:

Dealer Reallowances

As shown below, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:

                                                       Dealer Reallowance as a
                 Amount of Purchase                   percent of Offering Price

           Less than $50,000........................             5.00%

           $50,000 but less than $100,000...........             4.00%

           $100,000 but less than $250,000..........             3.20%

           $250,000 but less than $500,000..........             2.25%

           $500,000 but less than $1,000,000........             1.70%

           $1,000,000 or more.......................             None*

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* A CDSC will apply to such purchase.



                  The date of this Supplement is April 1, 2004.